UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 Westwood Place, Suite 350 Brentwood, TN 37027
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2023, Cryoport, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of stockholders at the Annual Meeting, each of which is described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on March 31, 2023 (the “Proxy Statement”), are set forth below.

Proposal No. 1: Election of Directors. The individuals listed below were elected to serve as directors of the Company until the Company’s 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified or their earlier death, resignation, or removal:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Linda Baddour	43,594,307	1,008,448	2,774,040
Richard Berman	28,709,314	15,893,441	2,774,040
Daniel M. Hancock	43,599,728	1,003,027	2,774,040
Robert Hariri, M.D., Ph.D.	26,694,207	17,908,548	2,774,040
Ram M. Jagannath	43,444,923	1,157,832	2,774,040
Ramkumar Mandalam, Ph.D.	23,771,230	20,831,525	2,774,040
Jerrell W. Shelton	43,151,882	1,450,873	2,774,040
Edward J. Zecchini	43,600,450	1,002,305	2,774,040

Proposal No. 2: Ratification of the appointment of Deloitte and Touche LLP as the independent registered public accounting firm of the Company and its subsidiaries for the year ending December 31, 2023. This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,362,220	10,936	3,639	—

Proposal No. 3: Advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,966,805	1,608,485	27,465	2,774,040

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2023	Cryoport Inc.

/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer